UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018 (June 12, 2018)

Kadmon Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 308-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

On June 12, 2018, Kadmon Holdings, Inc. (the “Company”) and the parties to the 2015 Credit Agreement (defined below) entered into Amendment #4 (the “Fourth Amendment”) to the Credit Agreement, dated as of August 28, 2015, as amended, by and among Kadmon Pharmaceuticals, LLC (a wholly-owned subsidiary of the Company), the guarantors and lenders from time to time party thereto (the “Continuing Lenders”) and Perceptive Credit Opportunities Fund, L.P., as collateral representative (the “2015 Credit Agreement”). Under the terms of the Fourth Amendment, the “Stated Maturity Date” (as defined under the 2015 Credit Agreement) has been extended to August 31, 2018 (the “Extension Period”). The Company intends to repay approximately $4.7 million on June 18, 2018, representing all amounts due under the 2015 Credit Agreement to GoldenTree Credit Opportunities, LP, GoldenTree Credit Opportunities, Ltd, GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, LP, GT NM, LP, and San Berndino County Employees' Retirement Association. All other material terms of the 2015 Credit Agreement remain the same during the Extension Period.

The foregoing summary of the Fourth Amendment is not complete and is qualified in its entirety by reference to the full and complete text of the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment # 4 to Credit Agreement, dated June 12, 2018, by and among Kadmon Pharmaceuticals, LLC, the guarantors from time to time party thereto, the lenders from time to time party thereto and Perceptive Credit Holdings, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.

Date: June 13, 2018	/s/ Konstantin Poukalov
Konstantin Poukalov
Executive Vice President, Chief Financial Officer